T. Rowe Price Funds

Supplement to prospectus updating the T. Rowe Price funds` redemption fee and excessive trading policies. This supplement replaces the prior supplements dated April 26, 2004, and May 3, 2004, and that part of each fund`s prospectus relating to excessive trading and redemption fees.

Excessive Trading Policy

The Boards of Directors of the T. Rowe Price funds ("Price funds") authorized the following changes to the excessive trading policy effective January 1, 2005:

  For persons trading Price fund shares directly with T. Rowe Price, the trading period is changed to 90 days from 120 days.

  For persons trading Price fund shares indirectly through an intermediary, the holding period is changed to 90 days from
  60 days.

  The following excessive trading policy replaces any previous sections in the Price funds` prospectuses relating to excessive trading and market timing:

  Excessive Trading

  T. Rowe Price may bar excessive and short-term traders from purchasing shares.

  Excessive or short-term trading in fund shares may disrupt management of a fund and raise its costs. While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, each fund has adopted the policy set forth below to deter such activity. Persons trading directly with T. Rowe Price or indirectly through intermediaries in violation of this policy or persons believed to be short-term traders may be barred for 90 calendar days or permanently from further purchases of the Price funds or may be required to submit orders by U.S. mail. Transactions placed by such persons are subject to rejection or cancellation without notice.

  All persons purchasing shares held directly with a T. Rowe Price fund, or through a retirement plan for which T. Rowe Price serves as recordkeeper, who make more than one "round trip" (i.e., one purchase and one sale or one sale and one purchase) involving the same fund within any 90-day calendar period will violate the policy.

  All persons purchasing fund shares held through an intermediary, including a broker, bank, investment adviser, recordkeeper, insurance company, or other third party, and who hold the shares for less than 90 calendar days, will violate the policy.

  Intermediaries often establish omnibus accounts in the T. Rowe Price funds for their customers. In such situations, T. Rowe Price cannot always monitor trading activity by individual shareholders. However, T. Rowe Price reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive or shortterm trading. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary to determine whether the excessive trading policy has been violated and, if so, asks the intermediary to take action to restrict the underlying shareholder in accordance with the policy.

  The following types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); 2) systematic purchases and redemptions (see Information About Your Services); 3) checkwriting redemptions from bond and money funds; and 4) for retirement plan participants, payroll contributions, withdrawals, and loans.

  In addition, some transactions are not motivated by short-term trading considerations and, therefore, may be exempt from the excessive trading policy subject to prior written approval by designated persons at T. Rowe Price.

  T. Rowe Price may modify the 90-day policy set forth above (for example, in situations where a retirement plan with multiple investment options imposes a uniform restriction on trading in the plan for investment options that differs from the T. Rowe Price fund`s policy). These modifications would be authorized only if the fund determines, in its discretion, that the modified policy provides protection to the fund that is substantially equivalent to the fund`s regular policy.

  The new excessive trading policy is effective January 1, 2005, and will apply to shares purchased prior to and after that date.

  Redemption Fee Policy

  As previously communicated, the Boards of Directors of the T. Rowe Price funds authorized changes in the funds` redemption fee policy effective June 1, 2004. Recently, the Boards authorized additional changes to this policy. These changes are summarized below.

  Effective June 1, 2004 (Retirement Plan Accounts Exempted):

  The imposition of a 2% redemption fee on shares of all T. Rowe Price international funds that did not already impose a redemption fee;

  A reduction in the holding period for shares of T. Rowe Price index funds to 90 days from 180 days;

  An increase in the International Equity Index Fund`s redemption fee to 2% from 1%;

  The imposition of a 1% redemption fee and a one-year holding period on shares of T. Rowe Price Small-Cap Value Fund—Advisor Class and T. Rowe Price High Yield Fund—Advisor Class.

  Effective January 1, 2005:

  Elimination of the redemption fee exemption on shares held in participant-directed retirement plans, such as 401(k), 403(b), 457, Keogh, SIMPLE IRA, SEP-IRA, profit sharing, and money purchase pension accounts, for which T. Rowe Price or other financial intermediaries provide recordkeeping services. Redemption fees will apply to participant-directed transactions, such as exchanges;

  The imposition of a 2% redemption fee and a 90-day holding period on R Class shares of T. Rowe Price international funds that currently do not impose a redemption fee;

  The imposition of a 1% redemption fee and a 90-day holding period on shares of the T. Rowe Price Institutional High Yield Fund;

  A decrease in the holding period for certain shares of T. Rowe Price funds to 90 days from 180 days or one year, depending on the fund;

  A decrease in the holding period for the T. Rowe Price Tax-Efficient Growth and Tax-Efficient Multi-Cap Growth Funds to one year from two years.

  The following contingent redemption fee policy incorporates these changes and replaces any previous sections in the Price funds` prospectuses relating to contingent redemption fees:

  Contingent Redemption Fee

  Short-term trading can disrupt a fund`s investment program and create additional costs for long-term shareholders. For these reasons, certain T. Rowe Price funds, listed below, assess a fee on redemptions (including exchanges) of fund shares held for less than the period shown, which reduces the proceeds from such redemptions by the amounts indicated:

T. Rowe Price Funds With Redemption Fees
Fund name	Ticker	CUSIP	Redemption fee	Holding period
Developing Technologies1	PRDTX	741492 10 2	1%	90 days
Diversified Small-Cap Growth2	PRDSX	779917 10 3	1%	90 days
Emerging Europe & Mediterranean1	TREMX	77956H 81 5	2%	90 days
Emerging Markets Bond1, 3	PREMX	77956H 87 2	2%	90 days
Emerging Markets Stock1	PRMSX	77956H 86 4	2%	90 days
Equity Index 5004	PREIX	779552 10 8	0.5%	90 days
European Stock3	PRESX	77956H 40 1	2%	90 days
Extended Equity Market Index4	PEXMX	779552 20 7	0.5%	90 days
Global Stock3	PRGSX	77956H 85 6	2%	90 days
High Yield1, 5	PRHYX	741481 10 5	1%	90 days
High Yield—Advisor Class1, 3, 5	PAHIX	741481 20 4	1%	90 days
Institutional Emerging Markets Equity1, 3	IEMFX	74144Q 20 3	2%	90 days
Institutional Foreign Equity3	PRFEX	74144Q 10 4	2%	90 days
Institutional High Yield5, 6	TRHYX	77958B 20 4	1%	90 days
International Bond3	RPIBX	77956H 10 4	2%	90 days
International Bond—Advisor Class3	PAIBX	77956H 83 1	2%	90 days
International Discovery1	PRIDX	77956H 30 2	2%	90 days
International Equity Index7	PIEQX	77958A 10 7	2%	90 days
International Growth & Income3	TRIGX	77956H 84 9	2%	90 days
International Growth & Income—Advisor Class3	PAIGX	77956H 77 3	2%	90 days
International Growth & Income—R Class6	RRIGX	77956H 79 9	2%	90 days
International Stock3	PRITX	77956H 20 3	2%	90 days
International Stock—Advisor Class3	PAITX	77956H 82 3	2%	90 days
International Stock—R Class6	RRITX	77956H 78 1	2%	90 days
Japan3	PRJPX	77956H 70 8	2%	90 days
Latin America1	PRLAX	77956H 88 0	2%	90 days
New Asia1, 3	PRASX	77956H 50 0	2%	90 days
Real Estate2	TRREX	779919 10 9	1%	90 days
Small-Cap Value1, 5	PRSVX	77957Q 10 3	1%	90 days
Small-Cap Value—Advisor Class1, 3, 5	PASVX	77957Q 20 2	1%	90 days
Spectrum International3	PSILX	779906 30 4	2%	90 days
Tax-Efficient Balanced	PRTEX	779918 10 1	1%	1 year
Tax-Efficient Growth8	PTEGX	779918 20 0	1%	1 year
Tax-Efficient Multi-Cap Growth8	PREFX	779918 30 9	1%	1 year
Total Equity Market Index4	POMIX	779552 30 6	0.5%	90 days
U.S. Bond Index4	PBDIX	741495 10 5	0.5%	90 days

  1 Holding period reduced to 90 days from one year, effective 1/1/05.

  2 Holding period reduced to 90 days from 180 days, effective 1/1/05.

  3 Redemption fee imposed 6/1/04.

  4 Holding period reduced to 90 days from 180 days, effective 6/1/04.

  5 Fund closed to new investors.

  6 New redemption fee, effective 1/1/05.

  7 Fee increased to 2% from 1%; holding period reduced to 90 days from 180 days, effective 6/1/04.

  8 Holding period decreased to one year from two years, effective 1/1/05.

  Redemption fees are paid to a fund and help offset costs to protect the fund`s long-term shareholders. When an investor sells shares of a fund that assesses a redemption fee, T. Rowe Price will use the "first-in, first-out" (FIFO) method to determine the holding period for the shares sold. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A redemption fee will be charged on shares sold before the end of the required holding period.

  For example, for shares subject to a 90-day holding period, shares will be subject to a redemption fee if they are redeemed on or before the 90th day from the date of purchase. If shares are redeemed after the end of the holding period, they will not be subject to the redemption fee.

  All persons holding shares of a T. Rowe Price fund that imposes a redemption fee, whether the person is holding shares directly with a T. Rowe Price fund, through a retirement plan for which T. Rowe Price serves as recordkeeper, or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party, are subject to the fee.

  The date of the supplement above is September 27, 2004.

  G00-042 9/27/04

  Transactions Not Subject to Redemption Fees

  The Price funds will not assess a redemption fee with respect to certain transactions. At this time, the following shares of
  T. Rowe Price funds will not be subject to redemption fees:

  1.Shares redeemed via a systematic withdrawal plan approved by T. Rowe Price;

  2.Shares redeemed through an automatic, nondiscretionary rebalancing or asset reallocation program approved by T. Rowe Price;

  3.Shares purchased by the reinvestment of dividends or capital gain distributions;

  4.Shares purchased with retirement plan participant contributions (e.g., payroll contributions);

  5.Shares redeemed as part of a retirement plan participant-directed distribution including, but not limited to, the following examples:

  a.Death distributions

  b.Hardship withdrawals

  c.Loan withdrawals

  d.Qualified Domestic Relations Orders (QDROs);

  6.Shares redeemed as part of a retirement plan termination or restructuring;

  7.Shares transferred from one retirement plan to another retirement plan in the same fund;

  8.Shares converted from one share class to another share class of the same fund;

  9.Shares redeemed by a fund to cover various fees (e.g., fiduciary fees).

  Certain intermediaries may not have the capability to apply the exemptions listed above to the redemption fee policy; all redemptions by persons trading through such intermediaries may be subject to the fee. Persons redeeming shares though an intermediary should check with the respective intermediary to determine which transactions are subject to the fees.

  Finally, some transactions are not motivated by short-term trading considerations and, therefore, may be exempt from the redemption fee policy subject to prior written approval by designated persons at T. Rowe Price.

  Implementation

  As noted, the new redemption fee policy is effective January 1, 2005. Intermediaries who wish to implement redemption fees before this date should contact T. Rowe Price. Recordkeepers for retirement plan participants who cannot implement the new redemption fees by January 1, 2005, because of systems limitations and who can provide verification to that effect to the satisfaction of T. Rowe Price may be permitted to delay, temporarily, the implementation of redemption fees. All such recordkeepers must apply for an extension by December 31, 2004, and are expected to implement the redemption fees by March 31, 2005. All intermediaries trading for customers other than retirement plan participants are expected to implement redemption fees by January 1, 2005. Any person purchasing shares through an intermediary or a retirement plan for which T. Rowe Price serves as recordkeeper should check with the respective intermediary or plan to determine when purchases will be subject to the new redemption fees.

  Shares held or purchased prior to January 1, 2005, are not subject to the new fees or holding periods; however these shares are subject to the preexisting terms for holding periods and early redemption as outlined in each fund`s prospectus, as supplemented. For example, shares of the T. Rowe Price New Asia Fund purchased on December 31, 2004, would be subject to a one-year holding period and 2% redemption fee if sold within one year; shares of the fund purchased on January 5, 2005, would be subject to the new 90-day holding period and a 2% redemption fee if sold within the 90-day holding period.